Weyerhaeuser Company		Exhibit 99.2
Q1.2015 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q4	Q1
	December 31, 2014	March 31, 2015	March 31, 2014
Net Sales	$1,788	$1,721	$1,736
Cost of products sold	1,399	1,385	1,361
Gross margin	389	336	375
Selling expenses	29	28	28
General and administrative expenses	89	74	88
Research and development expenses	8	5	7
Charges for restructuring, closures and impairments	7	14	19
Other operating costs (income), net	(38)	15	(75)
Operating income	294	200	308
Interest income and other	10	3	9
Interest expense, net of capitalized interest	(90)	(83)	(83)
Earnings from continuing operations before income taxes	214	120	234
Income taxes	(37)	(19)	(50)
Earnings from continuing operations	177	101	184
Earnings from discontinued operations, net of income taxes	—	—	10
Net earnings	177	101	194
Dividends on preference shares	(11)	(11)	(11)
Net earnings attributable to Weyerhaeuser common shareholders	$166	$90	$183

Per Share Information

	Q4	Q1
	December 31, 2014	March 31, 2015	March 31, 2014
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.32	$0.17	$0.29
Discontinued operations	—	—	0.02
Net earnings per share	$0.32	$0.17	$0.31
Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.31	$0.17	$0.29
Discontinued operations	—	—	0.02
Net earnings per share	$0.31	$0.17	$0.31
Dividends paid per common share	$0.29	$0.29	$0.22
Weighted average shares outstanding (in thousands):
Basic	524,838	523,426	584,915
Diluted	529,411	527,423	589,312
Common shares outstanding at end of period (in thousands)	524,474	518,735	584,961

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q4	Q1
	December 31, 2014	March 31, 2015	March 31, 2014
Net earnings	$177	$101	$194
Earnings from discontinued operations, net of income taxes	—	—	(10)
Interest income and other	(10)	(3)	(9)
Interest expense, net of capitalized interest	90	83	83
Income taxes	37	19	50
Operating income	294	200	308
Depreciation, depletion and amortization	125	123	123
Non-operating pension and postretirement credits	(12)	(3)	(10)
Special items	(31)	13	(49)
Adjusted EBITDA*	$376	$333	$372
* Non-GAAP measure - see page 8 for definition.

Weyerhaeuser Company
Q1.2015 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2015	December 31, 2014

ASSETS
Current assets:
Cash and cash equivalents	$1,158	$1,580
Receivables, less allowances	539	525
Receivables for taxes	23	25
Inventories	645	595
Prepaid expenses	95	80
Deferred tax assets	192	228
Total current assets	2,652	3,033
Property and equipment, net	2,524	2,623
Construction in progress	171	131
Timber and timberlands at cost, less depletion charged to disposals	6,552	6,530
Investments in and advances to equity affiliates	183	188
Goodwill	40	40
Deferred tax assets	3	8
Other assets	269	289
Restricted financial investments held by variable interest entities	615	615
Total assets	$13,009	$13,457

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$319	$331
Accrued liabilities	533	587
Total current liabilities	852	918
Long-term debt	4,891	4,891
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511
Deferred income taxes	195	206
Deferred pension and other postretirement benefits	1,249	1,319
Other liabilities	284	308
Total liabilities	7,982	8,153
Total equity	5,027	5,304
Total liabilities and equity	$13,009	$13,457

Weyerhaeuser Company
Q1.2015 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q4	Q1
	December 31, 2014	March 31, 2015	March 31, 2014
Cash flows from operations:
Net earnings	$177	$101	$194
Noncash charges (credits) to income:
Depreciation, depletion and amortization	125	123	126
Deferred income taxes, net	35	13	36
Pension and other postretirement benefits	(48)	10	(47)
Share-based compensation expense	11	8	9
Charges for impairment of assets	1	13	—
Net gains on dispositions of assets and operations	(2)	(16)	(25)
Foreign exchange transaction losses	12	29	14
Change in:
Receivables less allowances	57	(16)	(1)
Receivable for taxes	(1)	2	67
Inventories	(20)	(57)	(88)
Real estate and land	—	—	(72)
Prepaid expenses	11	(11)	3
Accounts payable and accrued liabilities	(22)	(91)	(80)
Deposits on land positions and other assets	—	—	12
Pension and postretirement contributions	(16)	(20)	(33)
Other	(16)	(11)	(6)
Net cash from operations	304	77	109

Cash flows from investing activities:
Property and equipment	(115)	(71)	(51)
Timberlands reforestation	(9)	(18)	(14)
Acquisition of timberlands	(3)	(32)	—
Proceeds from sale of assets	4	2	19
Other	(1)	—	—
Cash from investing activities	(124)	(119)	(46)

Cash flows from financing activities:
Cash dividends on common shares	(152)	(152)	(129)
Cash dividends on preference shares	(22)	—	—
Change in book overdrafts	—	—	(6)
Exercises of stock options	35	21	15
Repurchase of common stock	(80)	(253)	—
Other	(1)	4	2
Cash from financing activities	(220)	(380)	(118)

Net change in cash and cash equivalents	(40)	(422)	(55)
Cash and cash equivalents at beginning of period	1,620	1,580	835
Cash and cash equivalents at end of period	$1,580	$1,158	$780
Cash paid (received) during the year for:
Interest, net of amount capitalized	$66	$114	$101
Income taxes	$3	$1	$(50)

Weyerhaeuser Company	Total Company Statistics
Q1.2015 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q4	Q1
	December 31, 2014	March 31, 2015	March 31, 2014
Net earnings attributable to Weyerhaeuser common shareholders	$166	$90	$183
Restructuring, impairments and other charges	4	9	13
Gain on sale of non-strategic asset	—	—	(14)
Gain on postretirement plan amendment	(25)	—	(29)
Net earnings attributable to Weyerhaeuser common shareholders before special items	145	99	153
Earnings from discontinued operations, net of income taxes	—	—	(10)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$145	$99	$143

	Q4	Q1
	December 31, 2014	March 31, 2015	March 31, 2014
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.31	$0.17	$0.31
Restructuring, impairments and other charges	0.01	0.02	0.02
Gain on sale of non-strategic asset	—	—	(0.02)
Gain on postretirement plan amendment	(0.05)	—	(0.05)
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.27	0.19	0.26
Earnings from discontinued operations, net of income taxes	—	—	(0.02)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.27	$0.19	$0.24

Selected Total Company Items

in millions	Q4	Q1
	December 31, 2014	March 31, 2015	March 31, 2014
Depreciation, depletion and amortization:
Cost of products sold	$119	$118	$117
Selling, general and administrative expenses	6	5	6
Total depreciation, depletion and amortization	$125	$123	$123

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$12	$13	$10
Pension and postretirement credits not allocated	(12)	(3)	(10)
Total company pension and postretirement costs	$—	$10	$—

Total decrease (increase) in working capital(1)	$6	$(212)	$(170)
Cash spent for capital expenditures	$(124)	$(89)	$(63)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company	Timberlands Segment
	Q1.2015 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2014	Q1.2015	Q1.2014
	Sales to unaffiliated customers	$359	$351	$377
	Intersegment sales	225	228	238
	Total net sales	584	579	615
	Cost of products sold	424	405	431
	Gross margin	160	174	184
	Selling expenses	1	2	2
	General and administrative expenses	25	22	26
	Research and development expenses	5	3	4
	Other operating income, net	(14)	(15)	(12)
	Operating income	143	162	164
	Interest income and other	—	—	—
	Net contribution to earnings	$143	$162	$164

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2014	Q1.2015	Q1.2014
	Operating income	$143	$162	$164
	Depreciation, depletion and amortization	53	53	52
	Adjusted EBITDA*	$196	$215	$216
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q4.2014	Q1.2015	Q1.2014
	Total decrease (increase) in working capital(1)	$8	$(26)	$(29)
	Cash spent for capital expenditures	$(18)	$(24)	$(19)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q4.2014	Q1.2015	Q1.2014
Third Party Net Sales (millions)	Logs:
	West	$227	$210	$257
	South	66	58	62
	Canada	10	8	6
	Total logs	303	276	325
	Chip sales	3	4	3
	Timberlands exchanges	3	25	4
	Higher and better use land sales	5	2	3
	Minerals, oil and gas	7	7	7
	Products from international operations	24	24	24
	Other products	14	13	11
	Total	$359	$351	$377
Logs Third Party Sales Realizations (per cubic meter)	West	$106.73	$98.83	$114.46
	South	$45.56	$45.33	$44.88
	Canada	$38.82	$34.84	$35.30
	International	$18.64	$19.35	$16.99
Logs Third Party Sales Volumes (cubic meters, thousands)	West	2,121	2,120	2,246
	South	1,454	1,271	1,385
	Canada	254	245	156
	International	148	150	147
	Total	3,977	3,786	3,934
Logs Fee Harvest Volumes (cubic meters, thousands)	West	2,754	2,911	2,875
	South	3,145	2,732	2,866
	International	260	239	249
	Total	6,159	5,882	5,990

Weyerhaeuser Company		Wood Products Segment
Q1.2015 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2014	Q1.2015	Q1.2014
Sales to unaffiliated customers		$947	$923	$898
Intersegment sales		20	19	19
Total net sales		967	942	917
Cost of products sold		855	829	791
Gross margin		112	113	126
Selling expenses		24	23	25
General and administrative expenses		32	27	37
Research and development expenses		1	—	1
Other operating costs (income), net		(1)	1	(1)
Operating income		56	62	64
Interest income and other		—	—	—
Net contribution to earnings		$56	$62	$64

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2014	Q1.2015	Q1.2014
Operating income		$56	$62	$64
Depreciation, depletion and amortization		30	26	29
Adjusted EBITDA*		$86	$88	$93
* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q4.2014	Q1.2015	Q1.2014
Total decrease (increase) in working capital(1)		$29	$(99)	$(137)
Cash spent for capital expenditures		$(78)	$(37)	$(18)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q4.2014	Q1.2015	Q1.2014
Structural Lumber (board feet)	Third party net sales	$459	$434	$427
	Third party sales realizations	$415	$403	$432
	Third party sales volumes(1)	1,106	1,075	989
	Production volumes	1,013	1,043	1,009
	Outside purchase volumes	94	89	78
Engineered Solid Section (cubic feet)	Third party net sales	$94	$94	$90
	Third party sales realizations	$2,060	$1,965	$1,959
	Third party sales volumes(1)	4.5	4.8	4.6
	Production volumes	4.6	5.0	4.9
	Outside purchase volumes	—	—	1.8
Engineered I-joists (lineal feet)	Third party net sales	$63	$61	$59
	Third party sales realizations	$1,549	$1,510	$1,454
	Third party sales volumes(1)	40	41	40
	Production volumes	33	43	44
	Outside purchase volumes	2	1	1
Oriented Strand Board (square feet 3/8')	Third party net sales	$146	$137	$148
	Third party sales realizations	$206	$196	$230
	Third party sales volumes(1)	709	700	641
	Production volumes	694	704	657
	Outside purchase volumes	61	65	53
Softwood Plywood (square feet 3/8')	Third party net sales	$36	$33	$30
	Third party sales realizations	$384	$366	$332
	Third party sales volumes(1)	93	89	90
	Production volumes	61	61	59
	Outside purchase volumes	42	37	33
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company	Cellulose Fibers Segment
	Q1.2015 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2014	Q1.2015	Q1.2014
	Total net sales	$482	$447	$461
	Cost of products sold	379	394	390
	Gross margin	103	53	71
	Selling expenses	4	3	4
	General and administrative expenses	18	17	20
	Research and development expenses	2	2	2
	Other operating income, net	(8)	(8)	(9)
	Operating income	87	39	54
	Interest income and other	—	(6)	—
	Net contribution to earnings	$87	$33	$54

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2014	Q1.2015	Q1.2014
	Operating income	$87	$39	$54
	Depreciation, depletion and amortization	39	39	38
	Adjusted EBITDA*	$126	$78	$92
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q4.2014	Q1.2015	Q1.2014
	Total decrease (increase) in working capital(1)	$(47)	$40	$31
	Cash spent for capital expenditures	$(26)	$(27)	$(26)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q4.2014	Q1.2015	Q1.2014
Pulp (air-dry metric tons)	Third party net sales (millions)	$405	$360	$363
	Third party sales realizations	$886	$854	$825
	Third party sales volumes (thousands)	458	421	440
	Production volumes (thousands)	468	442	459
Liquid Packaging Board (metric tons)	Third party net sales (millions)	$63	$74	$80
	Third party sales realizations	$1,133	$1,194	$1,237
	Third party sales volumes (thousands)	55	62	65
	Production volumes (thousands)	70	60	70

Weyerhaeuser Company	Unallocated Items
Q1.2015 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q4.2014	Q1.2015	Q1.2014
Unallocated corporate function expenses	$(7)	$(9)	$(7)
Unallocated share-based compensation	(7)	3	3
Unallocated pension & postretirement credits	50	3	55
Foreign exchange losses	(11)	(29)	(15)
Elimination of intersegment profit in inventory and LIFO	(2)	(12)	(19)
Other	(15)	(19)	9
Operating income (loss)	8	(63)	26
Interest income and other	10	9	9
Net contribution to earnings from continuing operations(1)	$18	$(54)	$35
(1) We have reclassified certain results from the prior periods to present the results of operations discontinued in 2014 separately.
Our reclassifications had no effect on net earnings or Weyerhaeuser shareholders’ interest.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q4.2014	Q1.2015	Q1.2014
Operating income (loss)	$8	$(63)	$26
Depreciation, depletion and amortization	3	5	4
Non-operating pension and postretirement credits	(12)	(3)	(10)
Special items	(31)	13	(49)
Adjusted EBITDA*	$(32)	$(48)	$(29)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2014	Q1.2015	Q1.2014
Gain on postretirement plan amendment	$38	$—	$45
Restructuring, impairments and other charges	(7)	(13)	(18)
Gain on sale of non-strategic asset	—	—	22
Total	$31	$(13)	$49

Unallocated Selected Items

	Q4.2014	Q1.2015	Q1.2014
Total decrease (increase) in working capital(1)	$16	$(127)	$(35)
Cash spent for capital expenditures	$(2)	$(1)	$—
(1) Working capital does not include cash balances.

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.